UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2012

OCZ TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-34650

Delaware	04-3651093
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6373 San Ignacio Avenue, San Jose, California 95119

(Address of principal executive offices, including zip code)

(408) 733-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240 13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 12, 2012, Richard Singh left his position of Chief Sales Officer of OCZ Technology Group, Inc. (the “Company”). In the interim, the Company’s sales organization will now report directly to the Company’s new Chief Executive Officer, Ralph Schmitt.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2012	OCZ TECHNOLOGY GROUP, INC.

	By:	/s/ Arthur F. Knapp, Jr.
	Name:	Arthur F. Knapp, Jr.
	Title:	Chief Financial Officer